SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 19, 2002
(Date of earliest event reported)

Commission File No. 333-97457



                       Wachovia Asset Securitization, Inc.
                      ------------------------------------


     North Carolina                                               56-1967773
--------------------------------------------------------------------------------
(State of Incorporation)                                     (I.R.S. Employer
                                                           Identification No.)


           301 South College Street, Charlotte, North Carolina,       28288
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Address of principal executive offices                             (Zip Code)



                                 (704) 374-2702
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               Registrant's Telephone Number, including area code


            First Union Residential Securitization Transactions, Inc.
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              (Former name, former address and former fiscal year,
                          if changed since last report)





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ITEM 5.       Other Events
              ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wachovia Securities, Inc. which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99) Collateral Term Sheets prepared by Wachovia Securities, Inc. in connection with Wachovia Asset Securitization, Inc., Mortgage Pass-Through Certificates, Series 2002-1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WACHOVIA ASSET SECURITIZATION, INC.


September 19, 2002

                                   By:      /s/ Robert J. Perret
                                          ---------------------------------
                                          Robert J. Perret
                                          Director

                                INDEX TO EXHIBITS



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (99)                  Collateral Terms Sheets prepared by       (E)
                         Wachovia Securities, Inc. in
                         connection with Wachovia Asset
                         Securitization, Inc., Mortgage
                         Pass-Through Certificates, Series
                         2002-1